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                                                                      EXHIBIT 21

                                  SUBSIDIARIES

                                              STATE OR JURISDICTION
            NAME                                 OF ORGANIZATION
----------------------------                  ---------------------
Synaptics International, Inc                       California

  Synaptics (UK) Limited                         United Kingdom

Synaptics Hong Kong Limited                         Hong Kong